NOTE GUARANTY INSURANCE POLICY


                                                            POLICY NUMBER: 48572

OBLIGATIONS:          $295,648,000
                      Home Equity Loan Trust  2006-HSA5 Home Equity  Loan-Backed
                      Term Notes,  Series 2006-HSA5 and Home Equity Loan- Backed
                      Variable Funding Notes, Series 2006-HSA5, in an amount not to exceed $40,194,616



        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Amount will be received from the Insurer by JPMorgan Chase Bank, National Association, or its successors, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Amount. The Insurer's obligations hereunder with respect to a particular Insured Amount shall be discharged to the extent funds equal to the applicable Insured Amount are received by the Indenture Trustee, whether or not those funds are properly applied by the Indenture Trustee. Insured Amounts will be made only at the time set forth in this Policy, and no accelerated Insured Amounts will be made regardless of any acceleration of the Obligations, unless the acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Insured Amount that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment  of the  Insurer  as agent for such  Owner in any  legal  proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

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        The Insurer  will pay any other amount  payable  hereunder no later than
12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

        Insured Amounts due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Amount less, in respect of Insured Amounts related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Amount and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

        As used herein, the following terms shall have the following meanings:

        "Agreement" means the Indenture dated as of September 28, 2006, among the Home Equity Loan Trust 2006-HSA5, as Issuer, and the Indenture Trustee, as indenture trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

        "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which banking institutions in the States of New York, California, Minnesota, Illinois or Delaware are required or authorized by law or executive order to be closed.

        "Deficiency Amount" means, for any Payment Date, an amount equal to the excess, if any, of: (a) Scheduled Payments over (b) amounts on deposit in the Payment Account available to pay such Scheduled Payments and any other amounts available to the Indenture Trustee for payment of such Scheduled Payments.

         "Insured Amount" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.



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        "Owner" means each  Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

        "Scheduled Payments" means, with respect to each payment date, the payment to be made to Owners in an aggregate amount equal to (i) the Interest Distribution Amount due on the Obligations, (ii) for the Payment Date occurring in August 2036, the Guaranteed Payment Amount, (iii) for any other Payment Date, the principal portion of any Liquidation Loss Amount to the extent not covered by the Overcollateralization Amount and after application of any excess interest, in each case in accordance with the original terms of the Indenture and the Obligations when issued and without regard to any amendment or modification of the Indenture or the Obligations except amendments or modifications to which the Insurer has given its prior written consent.

        Scheduled Payments will not include, nor shall coverage be provided under this Policy in respect of, any Relief Act Shortfalls or any Net WAC Cap Shortfalls that may be incurred or that may be distributable to the Obligations. Scheduled Payments shall not include payments that become due on an accelerated basis as a result of a default by the Issuer, an election by the Issuer to pay principal on an accelerated basis, the occurrence of an Event of Default under the Indenture or any other cause, unless the Insurer elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration. In the event the Insurer does not so elect, this Policy will continue to guarantee payment on the Obligations in accordance with their original terms. Scheduled Payments shall not include any amounts due in respect of the Obligations attributable to any increase in interest rate, penalty or other sum payable by the Issuer by reason of any default or event of default in respect of the Obligations, or by reason of any deterioration of the creditworthiness of the Issuer, nor shall Scheduled Payments include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to an Owner.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

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        The notice address of the Fiscal Agent is 15th Floor,  61 Broadway,  New
York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

        THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

        The   insurance   provided   by  this  Policy  is  not  covered  by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

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        IN WITNESS  WHEREOF,  the  Insurer has caused this Policy to be executed and attested this 28th day of September 2006.


                                               MBIA INSURANCE CORPORATION


                                               By /s/ Neil Budnick
                                               Title: President

                                               Attest:



                                               By /s/Stephanie TaylorCiavarello
                                               Title: Assistant Secretary


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                                    EXHIBIT A
                           TO NOTE GUARANTY INSURANCE
                              POLICY NUMBER: 48572

                           NOTICE UNDER NOTE GUARANTY
                         INSURANCE POLICY NUMBER: 48572


U.S. Bank Trust National Association, as Fiscal Agent
for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
            Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

        The undersigned, a duly authorized officer of [NAME OF INDENTURE TRUSTEE] as indenture trustee (the "Indenture Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy
Number:   48572  (the  "Policy")  issued  by  the  Insurer  in  respect  of  the
$295,648,000 Home Equity Loan Trust, 2006-HSA5, Home Equity Loan-Backed Term Notes, Series 2006-HSA5 and Home Equity Loan- Ba Variable Funding Notes, Series 2006-HSA5, in an amount not to exceed $40,194,616 (the "Obligations"), that:

               (a) the Indenture Trustee is the indenture trustee under the Indenture dated as of September 28, 2006 between Home Equity Loan Trust 2006-HSA5, as Issuer, and the Indenture Trustee, as indenture trustee for the Owners;

               (b) the amount due under the definition of Deficiency Amount for any Payment Date occurring on [_______] (the "Applicable Payment Date") is $[_______] (the "Deficiency Amount");

               (c) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[_______] (the "Preference Amount");

               (d) the  total Insured Amount  due  is   $[_______], which amount
        equals the sum of the Deficiency Amount and the Preference Amount;


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               (e) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Amount set forth in (b) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Amount set forth in (c) above to be applied to the payment of any Preference Amount; and

               (f) the Indenture Trustee directs that payment of the Insured Amount be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
        Policy: [INDENTURE TRUSTEE'S ACCOUNT NUMBER].

        Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

        IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the [ ] day of [ ], [ ].

                                               [NAME OF INDENTURE TRUSTEE], as
                                               Indenture Trustee


                                               By_______________________________
                                               Title____________________________


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